UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) July 17, 2008
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                                 Zanett, Inc.
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(Exact name of registrant as specified in its charter)


Delaware                             001-32589               56-4389547
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                    File Number)         Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                       10022
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     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 583-0300
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act        (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act         (17 CFR 240.13e-4(c))

Item 8.       Other Information

On July 17, 2008, Zanett, Inc. (the "Company") received a letter from the Nasdaq Stock Market ("NASDAQ") stating that the Company has regained compliance with the minimum bid price requirement set forth in Marketplace Rule 4310(c)(4) for continued listing of its securities on the Nasdaq Stock Market.

The Company issued a press release on July 18, 2008 with respect to the July 17, 2008 letter from NASDAQ, which is included with this filing as Exhibit
99.1 and incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit No. Description
99.1        Press released dated July 18, 2008.



SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZANETT, INC.



Date:  July 18, 2008         By: /s/ Claudio Guazzoni
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                                 Claudio Guazzoni
                                 Chief Executive Officer



                                   EXHIBIT INDEX

Exhibit No. Description
99.1       Press released dated July 18, 2008.








PHTRANS/ 726445.1